UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2025 (April 21, 2025)

Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-08476	13-3767317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (800) 422-3554

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GGT	New York Stock Exchange
5.125% Series G Cumulative Preferred Stock	GGTPrG	New York Stock Exchange
5.125% Series E Cumulative Preferred Stock	GGTPrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 16, 2025, The Gabelli Multimedia Trust Inc. (NYSE: GGT) (the “Fund”) entered into a sales agreement (the “Sales Agreement”) with G.research, LLC (the “Sales Manager”), pursuant to which the Fund may offer and sell up to 5,000,000 shares of common stock of the Fund, par value $0.001 per share (the “Common Stock”), from time to time, through the Sales Manager, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”). The minimum price on any day at which Common Stock may be sold will not be less than the then current net asset value per share plus the per share amount of the commission to be paid to the Distributor.

The Offering is being made pursuant a prospectus supplement, dated April 17, 2025 and the accompanying prospectus, dated April 19, 2024, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333-277213) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

Item 8.01.	Other Events

On April 21, 2025, the Fund commenced the Offering pursuant to the Fund’s Registration Statement. A copy of the opinion of Venable LLP relating to the legality of the Common Stock is filed as Exhibit 5.1 to this report.

The Fund incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Sales Agreement between the Registrant and G.research, LLC

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GABELLI MULTIMEDIA TRUST INC.

Date: April 22, 2025	By:	/s/ John C. Ball
	Name:	John C. Ball
	Title:	President and Treasurer